Exhibit 13.2

SECTION 906 CERTIFICATION
CERTIFICATION PURSUANT TO 18 U.S.C. ss.1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Polymet Mining Corp. (the "Company") on Form 20-F for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Terese J. Gieselman Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 6, 2005	By:	/s/ Terese J. Gieselman

Terese J. Gieselman
Chief Financial Officer
(Principal Financial Officer)